UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934


                        June 27, 1996
              ---------------------------------
              (Date of earliest event reported)



         LABORATORY CORPORATION OF AMERICA HOLDINGS
   ------------------------------------------------------
   (Exact name of registrant as specified in its charter)



   DELAWARE                1-11353            13-3757370
- ---------------          -----------        --------------
(State or other          (Commission        (IRS Employer
jurisdiction or          File Number)        Identification
organization)                                Number)



  358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
  --------------------------------------------------------
          (Address of principal executive offices)



                        910-229-1127
    ----------------------------------------------------
    (Registrant's telephone number, including area code)

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Item 5. Other Events

On June 27, 1996, the Registrant issued a press release dated as of such date announcing that Haywood D. Cochrane, Jr., Executive Vice President, Chief Financial Officer and Treasurer, intends to leave the Company during the third quarter. After almost twenty years in the laboratory industry, he has decided to pursue an entrepreneurial, venture capital-backed opportunity. Mr. Cochrane will continue his current responsibilities until certain projects are completed and a successor is named. The press release is attached as an exhibit hereto and the text thereof is incorporated in its entirety herein by reference.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits

  (c) Exhibit

      20  Press release of the Registrant dated June 27,
          1996.

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                         SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               LABORATORY CORPORATION OF AMERICA HOLDINGS
               ------------------------------------------
                             (Registrant)



                                     By:/s/ Bradford T. Smith
                                        ---------------------
                                       Executive Vice President,
                                       General Counsel and Secretary



Date:  June 28, 1996

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                        EXHIBIT INDEX


Exhibit
Number                          Exhibit
- --------                        -------

  20    -   Press release of the Registrant dated June 27,
            1996.